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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

                                December 31, 1996



                             REDWOOD EMPIRE BANCORP
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NATIONAL BANK OF THE REDWOODS                            ALLIED BANK, F.S.B.
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NBR MORTGAGE COMPANY, INC.   REDWOOD EMPIRE DATACORP  ALLIED DIVERSIFIED CREDIT
                                                              (Inactive)



1) Redwood Empire Bancorp (REB), the holding company, directly owns 100% of the shares of National Bank of the Redwoods (NBR) and Allied Bank, F.S.B.
     (ASB).

2) National Bank of the Redwoods directly owns 100% of the shares of NBR Mortgage Company, Inc. dba Santa Rosa Mortgage and Investment Company, a mortgage brokerage company; and Redwood Empire Datacorp.

3) Allied Bank, F.S.B. directly owns 100% of the shares of Allied Diversified Credit (formerly Lake Financial Services, Inc.), which was acquired through the merger of Lake Savings and Loan Association on October 31, 1992.
     Allied Diversified Credit is an inactive subsidiary of Allied Bank, F.S.B.